UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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Level 3 Communications, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. M88123-P62968 LEVEL 3 COMMUNICATIONS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 21, 2015. LEVEL 3 COMMUNICATIONS, INC. 1025 ELDORADO BLVD. BROOMFIELD, CO 80021 ATTN: INVESTOR RELATIONS Meeting Type: Annual Meeting For holders as of: March 31, 2015 Date: May 21, 2015 Time: 9:00 a.m. Location: Headquarters of Level 3 Communications, Inc. 1025 Eldorado Blvd. Broomfield, CO 80021

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. ANNUAL REPORT AND PROXY Proxy Materials Available to VIEW or RECEIVE: M88124-P62968 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX

Voting Items M88125-P62968 2. To approve the Level 3 Communications, Inc. Stock Incentive Plan. 3. To ratify the extension of our Rights Agreement, which is designed to protect our U.S. net operating loss carryforwards. 4. To approve the named executive officer executive compensation, which vote is on an advisory basis. 5. To consider a stockholder proposal regarding proxy access. 6. To authorize the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. 01) James O. Ellis, Jr. 02) Jeff K. Storey 03) Kevin P. Chilton 04) Steven T. Clontz 05) Irene M. Esteves 06) T. Michael Glenn 07) Spencer B. Hays 08) Michael J. Mahoney 09) Kevin W. Mooney 10) Peter Seah Lim Huat 11) Peter van Oppen 1. Election of Directors Nominees: The Board of Directors Recommends a Vote FOR Items 1,2,3 and 4, and agaINsT Item 5.

M88126-P62968